SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party Other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Section 240.14a-2.

Twin Disc, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TWIN DISC, INCORPORATED

222 East Erie Street, Suite 400, Milwaukee, Wisconsin 53202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS – OCTOBER 30, 2025

NOTICE IS HEREBY GIVEN TO THE SHAREHOLDERS OF TWIN DISC, INCORPORATED

The Annual Meeting of Shareholders (the “Annual Meeting”) of Twin Disc, Incorporated, a Wisconsin corporation (the “Corporation”), will be held at 2:00 P.M. (Central Time) on Thursday, October 30, 2025, at the offices of von Briesen & Roper, s.c., 411 East Wisconsin Avenue, Suite 1000, Milwaukee, Wisconsin 53202 for the following purposes:

1.	To elect three Directors to serve until the Annual Meeting of Shareholders in 2028.

2.	To consider an advisory vote to approve the compensation of the Corporation’s Named Executive Officers.

3.	To ratify the appointment of RSM US LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending June 30, 2026.

4.	To transact any other business that may properly come before the Annual Meeting.

Only holders of record of shares of common stock of the Corporation at the close of business on August 22, 2025, shall be entitled to vote at the Annual Meeting.

A proxy appointment card and our proxy statement are enclosed with this notice. The proxy card shows the form in which your shares are registered and affords you the opportunity to direct the voting of those shares, even if you are unable to attend the Annual Meeting in person. Please review these proxy materials and follow the applicable instructions.

Jeffrey S. Knutson Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 30, 2025

Our proxy materials, including the Proxy Statement and 2025 Annual Report on Form 10-K, are available over the internet at http://ir.twindisc.com/proxy, and most of our stockholders will receive only a notice (“Notice”) containing instructions on how to access the proxy materials over the internet and vote online. If you receive this Notice but would still like to receive paper copies of the proxy materials, please follow the instructions on the Notice or on the website referred to on the Notice.

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YOUR VOTE IS IMPORTANT! WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON, WE ASK YOU TO PLEASE TAKE ADVANTAGE OF ONE OF THE OPTIONS YOU HAVE FOR VOTING YOUR SHARES IN ADVANCE OF THE ANNUAL MEETING. MOST SHAREHOLDERS HAVE THREE OPTIONS FOR SUBMITTING THEIR VOTE: (1) VIA THE INTERNET; (2) BY TELEPHONE; OR (3) IF YOU RECEIVED PAPER COPIES OF THE PROXY MATERIALS, BY SIGNING AND RETURNING YOUR PROXY APPOINTMENT IN THE ENCLOSED ENVELOPE. THE APPLICABLE INSTRUCTIONS AND DEADLINES FOR EACH OPTION ARE STATED ON THE PROXY CARD AND IN THE PROXY STATEMENT. IF YOUR PROXY APPOINTMENT / VOTING INSTRUCTIONS ARE NOT RECEIVED BEFORE THE APPLICABLE DEADLINE, THE PROXY WILL BE RULED INVALID. AFTER SUBMITTING YOUR VOTING INSTRUCTIONS, SHOULD YOU FIND IT CONVENIENT TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PRIOR INSTRUCTIONS AND VOTE IN PERSON.

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2025 Proxy Statement

TWIN DISC, INCORPORATED

September 15, 2025

DATE, TIME AND PLACE OF MEETING

This proxy statement is furnished in connection with the solicitation by the Board of Directors of the Corporation of proxies for use at the Annual Meeting of Shareholders to be held at 2:00 P.M. (Central Time), at the offices of von Briesen & Roper, s.c., 411 East Wisconsin Avenue, Suite 1000, Milwaukee, Wisconsin, 53202 on Thursday, October 30, 2025, or any adjournment thereof. Holders of common stock of record at the close of business on August 22, 2025 (the “Record Date”), are entitled to vote at the Annual Meeting and each shareholder shall have one vote for each share of common stock registered in the shareholder’s name. Shares represented by a signed proxy appointment or electronic proxy vote will be voted in the manner specified in the form of proxy or, if no specification is made, in a manner consistent with the Board of Directors’ recommendation for each of the proposals mentioned therein.

The Corporation intends to commence distribution of this proxy statement and accompanying form of proxy to shareholders on or about September 15, 2025.

HOW TO VOTE YOUR SHARES

Shareholders may vote their shares by properly appointing a proxy, voting in advance of the Annual Meeting via the Internet or by phone, or attending and voting during the Annual Meeting.

Registered Shareholders

Registered shareholders of the Corporation (shareholders who hold shares through the Corporation’s transfer agent, Computershare) may appoint a proxy by delivering, either in person, by mail or by messenger, the enclosed proxy appointment form. Appointment forms must be received by the Secretary of the Corporation not less than 48 hours prior to the date of the Annual Meeting. The proxy appointment form must be signed in handwriting. The signature must be sufficiently legible to allow the inspector to distinguish it as representing the name of the registered shareholder, or must be accompanied by a rubber stamp facsimile or hand-printed name, including the shareholder’s surname and either the shareholder’s first or middle name as represented on the corporate records and any titles, offices or words indicating agency which appear in the corporate records. PROXY APPOINTMENT FORMS NOT MEETING THE ABOVE REQUIREMENTS WILL BE RULED INVALID.

Registered shareholders may also vote via the Internet by accessing www.investorvote.com/twin or by telephone at 1-800-652-8683. The telephone and Internet voting procedures are designed to authenticate the shareholder’s identity, to allow the shareholder to give voting instructions and to confirm that such instructions have been properly recorded. Registered shareholders may vote via the Internet or by telephone up to 11:59 PM Eastern Time on October 29, 2025. Shareholders that vote via the Internet should understand that there might be costs associated with electronic access that they must bear, such as usage charges from Internet access providers and telecommunications companies.

Street Name Shareholders

Street name shareholders (shareholders whose shares are registered in the name of a bank or brokerage firm) will receive instructions from the bank or broker that they must follow to have their shares voted. Street name shareholders may be eligible to vote their shares electronically via the Internet or by telephone. If the bank or brokerage firm is participating in the Broadridge Investor Communication Services’ program, the voting form will provide instructions about how to vote shares electronically.

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HOW TO REVOKE YOUR PROXY

The person giving the proxy may revoke it before it is exercised, either in person, by mail or by messenger, by submitting a later dated proxy appointment form to the Secretary at least 48 hours prior to the date of the Annual Meeting. If the proxy was voted via the Internet or by telephone, the person may revoke the proxy by entering a new vote via the Internet or telephone prior to the time that Internet and telephone voting closes. The person giving the proxy may also revoke it by attending the Annual Meeting and voting the shares, or by delivering a signed written statement revoking the proxy to the Secretary prior to the date of the Annual Meeting. ANY ATTEMPTED REVOCATIONS NOT MEETING THE ABOVE REQUIREMENTS WILL BE RULED INVALID.

RECORD DATE AND QUORUM REQUIREMENTS

The record date with respect to this solicitation is August 22, 2025. On that date, there were outstanding 14,390,226 shares of common stock of the Corporation entitled to vote at the Annual Meeting. There also are 200,000 shares of no-par preferred stock authorized, of which 150,000 shares have been designated Series A Junior Preferred Stock, but none are outstanding. The presence of a majority of the outstanding shares of common stock of the Corporation, either represented by a signed proxy appointment or electronic proxy vote or present in person, will constitute a quorum at the Annual Meeting.

SHAREHOLDER PROPOSALS FOR 2026

If a shareholder wishes to present a proposal for consideration for inclusion in the Notice of the Meeting and Proxy Statement for the 2026 Annual Meeting of Shareholders, the proposal must be received at the Corporation’s principal executive offices no later than May 18, 2026. Shareholder proposals received later than July 17, 2026 will be considered untimely, and will not be considered at the Corporation’s 2026 Annual Meeting. Any such proposal must comply with the requirements of Section (14)(a) of the Corporation’s Restated Bylaws.

If a shareholder wishes to nominate a person for election to the Board of Directors of the Corporation, such nomination shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely for the 2026 Annual Meeting, such notice must be delivered to or mailed and received at the principal executive offices of the Corporation no later than July 17, 2026. Any such notice must comply with the requirements of Section (14)(b) of the Corporation’s Restated Bylaws.

In addition to satisfying the foregoing requirements under the Corporation’s Restated Bylaws, to comply with the universal proxy rules for the 2026 Annual Meeting of Shareholders, shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that complies with Rule 14a-19 under the Exchange Act by August 31, 2026.

PERSONS MAKING THE SOLICITATION

The proxy is being solicited by the Corporation’s Board of Directors and will be voted in favor of the Directors’ recommendations on each and all matters properly brought before the Annual Meeting, unless the undersigned shareholder specifically instructs the holder or holders of the proxy to the contrary.

VOTES REQUIRED FOR PROPOSALS AND HOW VOTES WILL BE COUNTED

With respect to the election of Directors (Proposal No. 1), votes may be cast in favor or withheld. Votes that are withheld will have no legal effect and will not be counted as votes cast in the election of Directors. Assuming a quorum is present, Directors shall be elected by a plurality of votes cast by the shares entitled to vote at the Annual Meeting (i.e., the individuals with the largest number of votes cast in favor of their election will be elected as Directors, up to the maximum number of Directors to be chosen in the election). In the event two (2) or more persons tie for the last vacancy to be filled, a run-off vote shall be taken from among the candidates receiving the tie vote. Broker non-votes, as defined below, will be counted for purposes of determining a quorum, but will not be counted as votes cast in the election of Directors.

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With respect to the advisory vote on the compensation of the Corporation’s Named Executive Officers (Proposal No. 2), votes may be cast “For” or “Against” or a shareholder may abstain from casting a vote. Votes “For” must exceed votes “Against” in order for the resolution on compensation of the Named Executive Officers to be considered approved by the shareholders. Abstentions and broker non-votes, as defined below, will not be counted as votes cast in connection with this proposal, and will have no effect on the outcome of the approval of this proposal. This vote is not binding on the Corporation. The Compensation and Human Capital Committee of the Board of Directors will take the results of the vote into consideration in addressing future compensation policies and practices.

With respect to the ratification of the appointment of independent auditors (Proposal No. 3), votes may be cast “For” or “Against” or a shareholder may abstain from casting a vote. Abstentions will not be counted as votes cast in connection with this proposal, and will have no effect on the outcome of the approval of this proposal. The appointment will be ratified if a majority of the shares present and entitled to vote on the matter are voted “For” ratification. If the appointment of the independent auditors is not ratified, the Audit Committee will reconsider such appointment.

Abstentions may be specified on all proposals submitted to shareholders, other than for the election of Directors. In accordance with Wisconsin law and the Corporation’s Restated Bylaws, abstentions will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be counted as votes cast with respect to any of the proposals.

Brokers who hold shares in street name for customers are not permitted to vote on certain matters without specific instructions from the beneficial owners of the shares. A “broker non-vote” occurs on an item submitted for shareholder approval when the broker does not have the authority to vote on the item in the absence of instructions from the beneficial owner and the broker does not in fact receive such instructions. A broker non-vote is treated as “present” for purposes of determining a quorum, has the effect of a vote against a particular proposal when a majority of the issued and outstanding shares is required for approval of the proposal, and has no effect when a majority of the shares present in person or by proxy and entitled to vote or a plurality or majority of the votes cast is required for approval.

Brokers and other nominees may vote on the ratification of the appointment of RSM US LLP as our independent auditors for the fiscal year ending June 30, 2026 (Proposal No. 3) without specific instructions from beneficial owners. Therefore, no broker non-votes are expected to exist in connection with this proposal. However, brokers or other nominees may not vote on the election of Directors (Proposal No. 1) or the advisory vote on Named Executive Officer compensation (Proposal No. 2), without specific instructions from the beneficial owners of the shares. Therefore, an undetermined number of broker non-votes may occur on Proposals No. 1 and 2.

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PRINCIPAL SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

PRINCIPAL SHAREHOLDERS

Based upon the records of the Corporation, filings with the Securities and Exchange Commission as of August 15, 2025 and additional information obtained by the Corporation, the following table sets forth the persons or group of persons having beneficial ownership (as defined by the Securities and Exchange Commission) of more than 5% of the issued and outstanding common stock of the Corporation.

		Nature of
		Beneficial	Amount		Percent of
Name	Address	Ownership	Owned		Class

John H. Batten	704 Waters Edge Rd.	Power to vote	2,058,692	(1)	14.3%
	Racine, WI	Beneficial	565,072		3.9%

GAMCO Investors, Inc.	One Corporate Center	Power to vote &	2,224,323	(2)	15.5%
	Rye, NY	dispose of stock

Juniper Investment	555 Madison Avenue	Power to vote &	1,024,954		7.1%
Company, LLC	New York, NY	dispose of stock

(1)	Held as trustee under various trusts and as guardian for a non-immediate family member.
(2)	Represents shares held by various entities which are directly or indirectly controlled by Mario J. Gabelli and for which he acts as chief investment officer.

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DIRECTORS AND EXECUTIVE OFFICERS

Based upon the records of the Corporation, filings with the Securities and Exchange Commission as of August 15, 2025 and additional information obtained by the Corporation, the following table sets forth the number of shares of common stock of the Corporation beneficially owned by each of the Directors of the Corporation, each of the executive officers named in the Summary Compensation Table and the number of shares beneficially owned by all Directors and executive officers of the Corporation as a group.

Name of	Amount and Nature
Beneficial Owner	of Beneficial Ownership (1)		Percent of Class
John H. Batten	2,623,764	(2)	18.2%
Jeffrey S. Knutson	192,563	(3)	1.3%
Michael Doar	122,131	(4)	*
Janet P. Giesselman	57,233	(4)	*
David W. Johnson	68,980	(4)	*
Michael C. Smiley	69,368	(4)	*
Juliann Larimer	25,229	(4)	*
Kevin M. Olsen	20,688	(4)	*

All Directors and Executive Officers as a group (8 persons)	3,179,956	(4)	22.1%

* Denotes ownership of less than one percent of shares outstanding.

(1)

Shares listed include any shares owned by a spouse, minor children and immediate relatives who share the same household as a Director or officer. Inclusion of any such shares is not to be considered an admission of beneficial ownership.

(2)

Includes 2,058,692 shares held by Mr. Batten as trustee under various family trusts and as guardian for non-immediate family member. Also includes restricted stock grants of 32,933 shares that vest in fiscal 2027 and 44,321 shares that vest in fiscal 2029.

(3)	Includes restricted stock grants of 16,170 shares that vest in fiscal 2027 and 21,762 shares that vest in fiscal 2029.
(4)	Included above are unvested restricted shares as follows: Mr. Doar 13,701, Ms. Giesselman 6,747, Mr. Johnson 8,485, Mr. Smiley 6,747, Ms. Larimer 6,747 and Mr. Olsen 6,747.

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PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors has nominated the following persons to serve as Directors for the Corporation, each for a term to expire at the Annual Meeting of Shareholders following the fiscal year ending June 30, 2028, as indicated below. Shares of common stock represented by properly executed proxy appointments will be voted for the two nominees listed unless authority to do so is withheld.

Principal Occupation and Other
Name and	Public Company Directorships		Served as Director
Current Age	Held Within Past Five Years	Skills and Qualifications	Continuously Since

TERMS EXPIRE IN 2025:

John H. Batten Age 60

Chief Executive Officer, Twin Disc, Incorporated since May 2019; formerly President and CEO since July 2013; formerly President and Chief Operating Officer since July 2008, and Executive Vice President since October 2004.

Mr. Batten is a sitting CEO of a public company. His skill sets include strategic and operational planning, financial oversight, and organizational development as well as extensive domestic and international experience in engineered products and a complex manufacturing environment.

December 2002

Juliann Larimer Age 59

Former chair of the Board, President and Chief Executive Officer, Peak Technologies, Linthicum Heights, Maryland (A provider of end-to-end mobility and digital supply chain solutions for performance-driven organizations).

Ms. Larimer is former Board Chair and CEO of a technology company and former Vice President of Sales for multiple global public companies, (Zebra Technologies and Motorola Solutions). She is skilled in strategic planning, global sales strategy and management of diverse teams.

February 2022

Kevin M. Olsen Age 54	President and Chief Executive Officer, Dorman Products, Colmar Pennsylvania (A supplier of replacement parts for the global automotive aftermarket industry).	Mr. Olsen is a sitting CEO of a public company, and former CFO. His skills include executive leadership, financial management and strategic planning.	August 2022

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ELECTING THE NOMINEES LISTED ABOVE AS DIRECTORS. UNLESS YOU INDICATE OTHERWISE ON YOUR PROXY, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THESE NOMINEES AS DIRECTORS.

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The Directors whose terms are continuing, and the classes to which they have been elected, are set forth below. Each Director whose term is continuing was elected to his or her present term of office by a vote of shareholders at a meeting for which proxies were solicited.

Principal Occupation and Other
Name and	Public Company Directorships		Served as Director
Current Age	Held Within Past Five Years	Skills and Qualifications	Continuously Since

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2026:

Michael Doar Age 70	Executive Chairman and former Chairman and Chief Executive Officer, Hurco Companies, Inc., Indianapolis, Indiana (A global manufacturer of machine tools)	Mr. Doar is Executive Chairman and former CEO of a public company. His experience includes strategic planning, financial oversight, compensation and organizational competencies.	October 2008

Michael C. Smiley Age 66

Former Chief Financial Officer, Zebra Technologies Corp., Lincolnshire, Illinois (A global provider of enterprise asset intelligence solutions to identify, track and manage the deployment of critical assets for improved business efficiency). Mr. Smiley was previously a Director of the Corporation from 2010-2018.

Mr. Smiley is a former CFO of a public company. His competencies include strategic planning, financial oversight, mergers and acquisitions, extensive domestic and international experience in complex manufacturing and engineered and technology products.

August 2019

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2027:

Janet P. Giesselman Age 71

Retired President of Dow Oil & Gas, a business unit of The Dow Chemical Company, Midland, Michigan. Also Director, Ag Growth International (A global provider of grain handling and storage equipment), Director, Corteva Agriscience (The only major agriscience company dedicated to agriculture), Former Director, Avicanna, Inc. (A biopharmaceutical company), Former Director, GCP (A construction company) and Former Director, Omnova Solutions (A global provider of emulsion polymers and specialty chemicals).

Ms. Giesselman is a retired senior executive of a global public company. Her background includes strategic planning, financial oversight, sales, marketing, start-ups, mergers and acquisitions and global regulatory expertise. Ms. Giesselman has extensive international experience and a broad background in the oil and gas and the agricultural sectors.

June 2015

David W. Johnson Age 62	Vice President and Chief Financial Officer, Johnson Outdoors, Inc., Racine, Wisconsin (A global provider of outdoor recreation products).	Mr. Johnson is a sitting CFO of a public company. His strengths include financial leadership, new business development, operational restructuring, cost savings and strategic analysis.	July 2016

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PROPOSAL 2: ADVISORY VOTE ON THE COMPENSATION OF

THE CORPORATION’S NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Securities Exchange Act of 1934 (as amended), the Board of Directors is holding a separate, non-binding advisory vote seeking approval of the compensation of the Corporation’s Named Executive Officers, as disclosed in the “Executive Compensation” portion of this Proxy Statement. This proposal, commonly known as “Say on Pay,” gives you the opportunity to indicate your support or lack of support for the Corporation’s fiscal 2025 compensation practices and programs for the Named Executive Officers by voting on the following resolution:

RESOLVED, that the compensation paid to the Corporation’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K including the executive compensation disclosures, is hereby APPROVED.

As described in the “Executive Compensation” section of this Proxy Statement, and in particular the “Executive Summary” portion of the Executive Compensation section of this Proxy Statement, the Corporation has established a compensation program that is designed to attract and retain key employees, and reward those employees for the short-term and long-term performance of the Corporation.

A significant portion of the potential compensation of the Corporation’s Named Executive Officers is directly linked to the Corporation’s performance and the creation of shareholder value, and payments under the Corporation’s incentive programs have correlated to the Corporation’s actual performance. In addition, long-term performance stock awards were granted in 2022 subject to three-year objectives for return on invested capital and cumulative EBITDA. Based on the cumulative performance of the Corporation over the past three fiscal years with respect to these two performance measures, the performance stock awards vested at 166.2% of the target level in fiscal 2025.

The Corporation also maintains compensation practices that are aligned with sound governance practices. For example, the Corporation’s agreements with its Named Executive Officers are designed to avoid excess parachute payments under Section 280G of the Internal Revenue Code, and thus do not provide for excise tax gross-ups for excess parachute payments. In addition, the Corporation’s change in control severance agreements with its Named Executive Officers contain “double trigger” provisions (i.e., both a change in control and an involuntary termination or resignation for good reason) in order for outstanding equity awards to vest and be paid.

This shareholder vote is advisory, and therefore not binding on the Corporation. However, the Board of Directors and its Compensation and Human Capital Committee will take the results of the vote into consideration in addressing future compensation policies and practices.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RESOLUTION TO APPROVE THE COMPENSATION PAID TO THE CORPORATION’S NAMED EXECUTIVE OFFICERS. UNLESS YOU INDICATE OTHERWISE ON YOUR PROXY, YOUR SHARES WILL BE VOTED “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION PAID TO THE CORPORATION’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL 3: RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected RSM US LLP (“RSM”) as our independent registered public accounting firm for the fiscal year ending June 30, 2026, including service to our consolidated subsidiaries. RSM has acted in this capacity since fiscal 2018, following a competitive bidding process. A representative of RSM will attend the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions. Stockholder ratification of the selection of RSM as our independent registered public accounting firm is not required. However, the Audit Committee deems it good corporate governance to submit the selection of RSM to the stockholders for ratification.

Fees to Independent Registered Public Accounting Firm

Audit Fees

Aggregate fees billed or expected to be billed for professional services rendered by RSM in connection with (i) the audit of the Corporation’s consolidated financial statements as of and for the years ended June 30, 2025 and June 30, 2024, including statutory audits of the financial statements of the Corporation’s affiliates, and (ii) the reviews of the Corporation’s quarterly financial statements were $1,654,296 and $1,423,800, respectively.

Audit-Related Fees

Aggregate fees billed for professional services rendered by RSM for assurance and services reasonably related to the performance of the audit or review of the Corporation’s financial statements not included in audit fees above were $0 and $0 for the years ended June 30, 2025 and 2024, respectively.

Tax Fees

There were no fees billed by RSM during the years ended June 30, 2025 and 2024, respectively, pertaining to tax compliance, tax advice, and tax planning.

All Other Fees

During the years ended June 30, 2025 and 2024, there were no fees billed by RSM for products and services other than those listed above.

The Audit Committee has determined that the provision of services rendered above that were not related to its audit of the Corporation’s financial statements were at all times compatible with maintaining RSM’s independence.

Pre-Approval Policies and Procedures

The Audit Committee annually pre-approves known or anticipated audit and non-audit services and fees. Additional non-audit services and fees not included in the annual pre-approval are submitted to a designated committee member for approval before the work is performed. These fees are then presented at the next Audit Committee meeting for formal documentation of approval. For the year ended June 30, 2025, 100% of audit-related, tax and other fees were pre-approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF RSM US LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2026. UNLESS YOU INDICATE OTHERWISE, YOUR PROXY WILL BE VOTED "FOR" RATIFICATION.

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CORPORATE GOVERNANCE

The Corporation's business is conducted under the direction of the Board of Directors, pursuant to the laws of the State of Wisconsin and our Restated Bylaws. Members of the Board of Directors are kept informed of the Corporation’s business through discussions with the President and Chief Executive Officer and with key members of management, by reviewing materials provided to them, and by participating in meetings of the Board of Directors and its committees.

The Corporation has reviewed its corporate governance policies and practices, particularly in light of the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and rule changes made or proposed by the Securities and Exchange Commission (“SEC”) and the NASDAQ Stock Market. We believe that our current policies and practices meet all applicable requirements. Our updated corporate governance policies, including updated charters for committees of the Board, are made available to our shareholders on our website, www.twindisc.com, and/or through appropriate mailings.

Board Independence

The Corporation requires, as set forth in its Guidelines for Corporate Governance, that a majority of the Board members be independent outside Directors. "Independent Director," as used here, means a person other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. At a minimum, to qualify as "independent," a Director must so qualify under governing rules, regulations and standards, including those issued by the SEC and the NASDAQ Stock Market. The Nominating and Governance Committee of the Board assesses independence on an ongoing basis, and the Directors are responsible for bringing to the attention of the Nominating and Governance Committee any changes to their status that may affect independence. In addition, the Directors are required to complete, on at least an annual basis, a questionnaire prepared by the Corporation that is designed to elicit information that relates to the independence assessment. A majority of the current Board of Directors are independent Directors.

The Board has determined that the following Directors are independent within the meaning of SEC regulations, the listing standards of the NASDAQ Stock Market and the Corporation's Guidelines for Corporate Governance: Messrs. Doar, Johnson, Olsen and Smiley, and Mses. Giesselman and Larimer.

Board Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer (“CEO”) are separated between Mr. Smiley and Mr. Batten. This allows our CEO (Mr. Batten) to focus on the day-to-day business operations, while allowing the Chairman of the Board (Mr. Smiley) to lead our Board in its role of providing oversight and advice to management. The Board retains the authority to modify this leadership structure as and when appropriate to best address the Company’s current circumstances and to advance the interests of all shareholders.

The Chairman of the Board presides over executive sessions of the independent directors; serves as liaison between the CEO and other independent directors; consults with the CEO as to appropriate scheduling and agendas of meetings of the Board; and serves as the principal liaison for communication by shareholders and employees directed specifically toward non-management directors.

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Board’s Role in Risk Oversight

The Corporation’s Board of Directors is ultimately responsible for overseeing the Corporation’s approach to business risks that it faces. The Board receives regular reports from the Corporation’s management regarding significant developments in the industries and markets in which the Corporation competes, as well as information regarding the Corporation’s financial performance, capital needs and liquidity. With the assistance of management, the Board regularly identifies the risks that are most significant to the Corporation. The Board’s agendas are planned so that each of these risks, the potential exposure they create, management’s efforts to manage those risks and other mitigating activities, are discussed at least annually. Risk management is also an integral part of the Corporation’s annual strategic planning process, and risks identified through that process are also reviewed and discussed by the full Board.

Various committees of the Board also have roles in the oversight of risk management. The Audit Committee focuses on financial risk, including the Corporation’s internal controls regarding finance, accounting, legal compliance and ethical behavior. The Compensation and Human Capital Committee evaluates risks that may be created by the Corporation’s compensation policies and practices, and also annually reviews the adequacy and status of the Corporation’s management succession plans.

Guidelines for Business Conduct and Ethics

Our Guidelines for Business Conduct and Ethics (the "Guidelines") summarize the compliance and ethical standards and expectations we have for all our employees, executive officers and Directors with respect to their conduct in furtherance of the Corporation’s business. The Guidelines, which are available on the Corporation’s website, www.twindisc.com, contain procedures for reporting suspected violations of the provisions contained in the Guidelines, including procedures for the reporting of questionable accounting or auditing matters, or other concerns regarding accounting, internal accounting controls or auditing matters. These materials are also available in print to any shareholder upon request. If we make any substantive amendment to the Guidelines, we will disclose the nature of such amendment on our website at www.twindisc.com or in a current report on Form 8-K. In addition, if a waiver from the Guidelines is granted to an executive officer or Director, we will disclose the nature of such waiver on our website at www.twindisc.com or in a current report on Form 8-K.

Insider Trading Policy

The Corporation has adopted an Insider Trading Policy to regulate transactions in securities of the Corporation by employees, officers, and directors of the Corporation and its subsidiaries, as well as by related individuals. The purpose of the Insider Trading policy is to prevent any improper trading activity by parties involved with or familiar with the operations of the Corporation. The Insider Trading Policy prohibits all employees, directors, and officers of the Corporation and its subsidiaries (“Covered Persons”) from trading in the Corporation’s securities while in possession of material nonpublic information about the Corporation. Covered Persons are also prohibited from disclosing material nonpublic information about the Corporation to any person outside the Corporation, and from recommending to anyone that they buy or sell securities of the Corporation while in possession of material nonpublic information about the Corporation. The Insider Trading Policy also prohibits designated Covered Persons from trading in the Corporation’s securities outside of a designated trading window, and further requires that designated Covered Persons receive pre-clearance to trade in the Corporation’s securities during a trading window. The Insider Trading Policy has been reasonably designed to promote compliance by the Corporation and its employees, officers, and directors with applicable insider trading laws, rules and regulations and with applicable listing standards of the Nasdaq Stock Market.

Our Insider Trading Policy is available on our website, www.twindisc.com, 24 hours a day and free of charge. A copy of our Insider Trading Policy is also filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

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Anti-Hedging and Pledging Policies

Under our Insider Trading Policy, all executive officers, Directors and employees of the Corporation are prohibited from trading in options, warrants, puts and calls or other similar instruments on securities of the Corporation or engaging in short sales of securities of the Corporation. In addition, our Insider Trading Policy prohibits all executive officers, Directors and employees of the Corporation from engaging in any hedging or monetization transactions involving securities of the Corporation and prohibits Directors and executive officers from holding securities of the Corporation in a margin account or pledging securities of the Corporation as collateral for a loan. Our Insider Trading Policy is available on our website, www.twindisc.com

Review, Approval or Ratification of Transactions with Related Persons

Our Guidelines also specifically require that all employees, executive officers and Directors refrain from business activities, including personal investments, which conflict with the proper discharge of their responsibilities to the Corporation or impair their ability to exercise independent judgment with respect to transactions in which they are involved on behalf of the Corporation. The Guidelines include policies on the review and approval of significant transactions between the Corporation and its executive officers or employees, and their relatives or businesses.

At the end of each fiscal year, each Director and officer must respond to a questionnaire that requires him or her to identify any transaction or relationship that occurred during the year or any proposed transaction that involves the Corporation (or any subsidiary or affiliate of the Corporation) and that individual, their immediate family and any entity with which they or such immediate family member are associated. All responses to the questionnaires are reviewed by the Corporation’s internal audit department and shared with the CEO and Audit Committee, as appropriate. Based upon such review, there were no related party transactions with respect to persons who were Directors or executive officers during fiscal 2025 requiring disclosure under the rules of the Securities and Exchange Commission, except as noted below.

Timothy Batten, a brother of the Corporation’s President and CEO John Batten, serves as the Corporation’s Executive Vice President. Timothy Batten’s total compensation for the two fiscal years that ended June 30, 2025 and June 30, 2024, including the fair value of equity-based awards granted under the Twin Disc, Incorporated 2021 Long-Term Incentive Compensation Plan in fiscal years 2025 and 2024, was approximately $518,000 and $503,000, respectively. This compensation arrangement is consistent with the compensation arrangements made available to other employees of the Corporation with similar years of experience and positions with the Corporation. Timothy Batten also participates in the Corporation’s benefit plans available to other employees of the Corporation in similar positions.

DIRECTOR COMMITTEES AND ATTENDANCE

Meetings of the Board of Directors and Board Committees; Attendance

The Corporation’s Board of Directors met nine times during the year ended June 30, 2025. Among incumbent Directors, there were three absences from these meetings. The Audit Committee met five times during the year. The Nominating and Governance Committee met two times during the year. The Compensation and Human Capital Committee met three times during the year. All directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and of the Committees on which they served.

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Director Committee Functions

Audit Committee

The Corporation has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The charter of the Audit Committee is available on the Corporation's website, www.twindisc.com. It was most recently reviewed on August 6, 2025.

All of the members of the Audit Committee are independent within the meaning of the SEC regulations, the listing standards of NASDAQ Stock Market and the Corporation's Guidelines for Corporate Governance. The Board of Directors has determined that each Audit Committee member (Mr. Johnson (Chair), Ms. Giesselman, Ms. Larimer and Mr. Olsen) qualifies as an “audit committee financial expert” within the meaning of SEC rules.

The Audit Committee's purpose is to assist the Board of Directors in monitoring the:

●	Integrity of the Corporation's financial statements;
●	Independent auditor's qualifications and independence;
●	Performance of the Corporation's internal audit function and the independent auditors; and
●	Corporation's compliance with legal and regulatory requirements.

In carrying out these responsibilities, the Audit Committee, among other things:

●	Appoints the independent auditor for the purpose of preparing and issuing an audit report and to perform related work, and discusses with the independent auditor appropriate staffing and compensation;
●	Retains, as necessary or appropriate, independent legal, accounting or other advisors;
●

Oversees management's implementation of systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests, and reviews the activities and recommendations of the Corporation's internal auditing program;

●

Monitors the preparation of quarterly and annual financial reports by the Corporation's management, including discussions with management and the Corporation's independent auditors about draft annual financial statements and key accounting and reporting matters;

●

Determines whether the outside auditors are independent (based in part on the annual letter provided to the Corporation pursuant to the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence); and

●	Annually reviews management's programs to monitor compliance with the Corporation's Guidelines for Business Conduct and Ethics.

Nominating and Governance Committee

The Nominating and Governance Committee recommends nominees for the Board to the Board of Directors. The Committee will consider nominees recommended by shareholders in writing to the Secretary. In addition, the Committee develops and recommends to the Board a set of effective corporate governance policies and procedures applicable to the Corporation, and reviews proposed changes in corporate structure and governance, committee structure and function, and meeting schedules, making recommendations to the Board as appropriate. The charter of the Nominating and Governance Committee is available on the Corporation’s website, www.twindisc.com. The independence of the Committee is in compliance with SEC regulations, the listing standards of the NASDAQ Stock Market and the Corporation’s Guidelines for Corporate Governance.

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The Nominating and Governance Committee identifies candidates for Director nominees in consultation with the Chairman and Chief Executive Officer, through the use of search firms or other advisors, or through such other methods as the Committee deems to be helpful to identify candidates, including the processes identified herein. The Committee will also consider Director candidates recommended to the Committee by shareholders. The procedures for recommendation of nominees by shareholders are available on the Corporation’s web site, www.twindisc.com. Shareholder recommendations to the Committee for Director candidates shall follow the following procedures:

a.	The Committee must receive any such shareholder recommendations for Director candidates on or before the last business day in the month of March preceding that year's annual meeting.

b.	Such recommendation for nomination shall be in writing and shall include the following information:
i.	Name and address of the shareholder, whether an entity or an individual, making the recommendation;
ii.	A written statement of the shareholder’s beneficial ownership of the Corporation's securities;
iii.	Name and address of the individual recommended for consideration as a Director nominee;
iv.	A written statement from the shareholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a Director;
v.	A written statement from the shareholder making the recommendation stating how the recommended candidate meets the independence requirements established by the SEC and the NASDAQ Stock Market;
vi.	A written statement disclosing the recommended candidate's beneficial ownership of the Corporation's securities;
vii.	A written statement disclosing relationships between the recommended candidate and the Corporation which may constitute a conflict of interest; and
viii.	Any other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of Directors under the Securities Exchange Act.

c.	Recommendation for nomination must be sent to the attention of the Committee via the U.S. Mail or by expedited delivery service, addressed to:

Twin Disc, Incorporated

222 East Erie Street, Suite 400

Milwaukee, WI 53202

Attn: Nominating and Governance Committee

c/o Secretary of Twin Disc, Incorporated

In identifying potential candidates, the Nominating and Governance Committee confirms that the candidates meet all of the minimum qualifications for Director nominees set forth below. The Committee does not have a formal diversity policy, but it does consider a candidate’s potential to contribute to the diversity of viewpoints, backgrounds or experiences to the Board as one of many factors in choosing a candidate for the Board. In the end, candidates are selected based on their qualifications and skills and the needs of the Board as a whole, with the goal of having a Board composed of Directors with a diverse mix of financial, business, technological and other skills and experiences. The Committee may gather information about the candidates through interviews, background checks, or any other means that the Committee deems to be helpful in the evaluation process. The Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. There is no difference in the manner by which the Committee evaluates potential Director nominees, whether recommended by the Board or by a shareholder.

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The Nominating and Governance Committee evaluates each individual candidate in the context of the overall composition and needs of the Board, with the objective of recommending a group that can best manage the business and affairs of the Corporation and represent shareholder interests using its diversity of experience. A Director must have substantial or significant business or professional experience or an understanding of technology, finance, marketing, financial reporting, international business, strategy, organization or other disciplines relevant to the business of the Corporation. A Director must be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her judgment as a member of the Board or of a Board committee. This does not preclude an otherwise qualified employee of the Corporation from serving as a Director, as long as the majority of Directors satisfies the independence requirements of the regulatory bodies. Each Director will be expected to review and agree to adhere to the Corporation’s Guidelines for Business Conduct and Ethics, as in effect from time to time. The Committee will consider these and other qualifications, skills and attributes when recommending candidates for the Board's selection as nominees for the Board and as candidates for appointment to the Board's committees.

Compensation and Human Capital Committee

Scope of Authority - The primary purpose of the Compensation and Human Capital Committee is: (i) to assist the Board in discharging its responsibilities in respect to the compensation of the Corporation's executive officers and Directors; (ii) to produce an annual report for inclusion in the Corporation’s proxy statement on executive compensation; and (iii) to lead the process of management succession. The Committee approves the design of, assesses the effectiveness of, and administers executive compensation programs in support of compensation policies of the Corporation.

The Compensation and Human Capital Committee charter expressly grants the Committee the authority and responsibility required by the listing standards of the NASDAQ Stock Market, which includes the ability to retain or obtain advice from a compensation consultant, legal counsel or other adviser, and to compensate and oversee the work of any compensation consultant, legal counsel or other adviser retained by the Committee. The Committee charter also requires the Committee to determine the independence of any such compensation consultant, legal counsel or other adviser to the extent required by the rules of the NASDAQ Stock Market.

The charter of the Compensation and Human Capital Committee is available on the Corporation’s website, www.twindisc.com. The Corporation last reviewed the Compensation and Human Capital Committee charter on January 29, 2025.

Composition - The Compensation and Human Capital Committee is composed exclusively of non-employee, independent Directors none of whom has a business relationship with the Corporation, other than in their capacity as Directors. The Compensation and Human Capital Development Committee reports to the entire Board.

Role of Consultants - The Compensation and Human Capital Committee periodically engages an independent consultant to review its compensation program for the executive officers of the Corporation, in order to ensure market competitiveness. Historically, the Committee engaged an independent compensation consultant for this purpose every two years. For fiscal 2025, the Committee engaged Pay Governance, LLC, an independent executive compensation advisory firm, to conduct a detailed review of competitive compensation levels for similar positions in similar industries. The Committee considered that information in setting executive compensation for fiscal 2025.

Role of Executive Officers - The Compensation and Human Capital Committee makes all compensation decisions for the CEO, Mr. Batten, and approves recommendations for compensation actions for all other elected officers of the Corporation. As CEO, Mr. Batten annually reviews the performance of each elected officer with the Compensation and Human Capital Committee. Recommendations based on these reviews, including those pertaining to salary adjustments, bonus payouts and equity compensation, are presented to the Compensation and Human Capital Committee, which may exercise its discretion in modifying any of the recommendations presented. The Compensation and Human Capital Committee also reviews the performance of the CEO. It alone determines the salary adjustment, bonus payment and equity awards for Mr. Batten.

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Committee Membership

In October of each year, the Board considers and approves committee membership for the coming year. The Board’s committees are currently comprised of the following Directors, with the Chairman of each Committee listed first:

	Compensation &	Nominating and
Audit	Human Capital	Governance
Johnson	Giesselman	Doar
Giesselman	Doar	Johnson
Larimer	Larimer	Olsen
Olsen

Attendance at Annual Meeting

The Corporation does not have a formal policy that its Directors attend the Annual Meeting of Shareholders, but they are expected to attend and the Corporation's Directors historically have attended these meetings. All of the members of the Board of Directors attended last year's annual meeting. The Board of Directors conducts its annual meeting at the Corporation’s headquarters on the same day as the Annual Meeting of Shareholders.

Stockholder Communication with the Board

The Board provides to every stockholder the ability to communicate with the Board as a whole, and with individual Directors on the Board, through an established process for stockholder communication (“Stockholder Communication”) as follows:

1.    Stockholder Communication to Entire Board. For Stockholder Communication directed to the Board as a whole, stockholders may send such communication to the attention of the Chairman of the Board via U.S. Mail or by expedited delivery service:

Twin Disc, Incorporated

222 East Erie Street, Suite 400

Milwaukee, WI 53202

Attn: Chairman of the Board of Directors

2.    Stockholder Communication to Individual Director. For Stockholder Communication directed to an individual Director in his or her capacity as a member of the Board, stockholders may send such communication to the attention of the individual Director via U.S. Mail or by expedited delivery service:

Twin Disc, Incorporated

222 East Erie Street, Suite 400

Milwaukee, WI 53202

Attn: [Name of Individual Director]

The Corporation will forward by U.S. Mail any such Stockholder Communication to each Director, and the Chairman of the Board in his or her capacity as a representative of the Board, to whom such Stockholder Communication is addressed to the address specified by each such Director and the Chairman of the Board.

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Communications from an officer or Director of the Corporation and proposals submitted by stockholders to be included in the Corporation's definitive proxy statement, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, (and related communications) will not be viewed as a Stockholder Communication. Communications from an employee or agent of the Corporation will be viewed as a Stockholder Communication only if such communications are made solely in such employee's or agent's capacity as a stockholder.

From time to time, the Board may change the process by which stockholders may communicate with the Board or its members. Please refer to the Corporation's website, www.twindisc.com, for any changes to this process.

EXECUTIVE COMPENSATION

Introduction

Under rules of the Securities and Exchange Commission, the Corporation is required to describe the material components of compensation paid to anyone who served as the Corporation’s Chief Executive Officer during a fiscal year, its two most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of the end of the fiscal year, and up to two additional individuals for whom such disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of the fiscal year (the “Named Executive Officers”). For the fiscal year ended June 30, 2025, the Corporation’s Named Executive Officers are:

●	John H. Batten, President and Chief Executive Officer; and
●	Jeffrey S. Knutson, Vice President – Finance, Chief Financial Officer, Treasurer and Secretary.

In the discussion that follows, we will explain the objectives of our compensation programs, why we pay the compensation we do and how that fits with the Corporation’s commitment to provide value to our shareholders.

Executive Summary

Through the Board’s Compensation and Human Capital Committee (the “Committee”), the Corporation has established a compensation program that is designed to attract and retain key employees, and reward those employees for short-term and long-term performance of the Corporation as well as achieving individual objectives. To fulfill these goals, the compensation of the Corporation’s Named Executive Officers consists of a mix of base salary, annual incentives and long-term incentives. Base salary is intended to compensate the Corporation’s Named Executive Officers for services rendered during the fiscal year, their level of responsibility and experience within the industry and the Corporation, and their sustained individual performance. Annual incentives are designed to compensate the Named Executive Officers for achieving short-term corporate, business unit and individual performance goals. Long-term incentives are intended to reward executives for sustained performance of the Corporation and are heavily weighted in favor of equity-related awards (performance stock, restricted stock and restricted stock units).

A significant objective of the Corporation’s compensation philosophy is to align the interests of the Named Executive Officers with those of shareholders by paying for performance. Key elements of the Corporation’s compensation program that support the pay for performance philosophy include the following:

●

The Corporation seeks to set base salary and annual incentive compensation of its Named Executive Officers at the market median for companies of comparable size and in comparable industries, but also allows actual such pay to vary from the market median depending on individual and company performance and length of service within the industry and the Corporation.

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●

A significant portion of the compensation of the Corporation’s Named Executive Officers is tied to the performance of the Corporation, including annual incentives based on financial measurements that management of the Corporation considers important and long-term incentives that are heavily weighted in favor of equity-related awards (performance stock, restricted stock and restricted stock units).

●	The Corporation has stock ownership guidelines for each of its Named Executive Officers, thereby aligning their long-term interests with those of Corporation’s shareholders.

●

The Corporation promoted additional equity ownership beyond the performance period for the long-term incentive awards by including performance stock awards that are payable in stock as long-term incentive awards in FY2025.

The Corporation also maintains compensation practices that it believes are consistent with good governance. For example:

●

The Corporation’s agreements with its Named Executive Officers are designed to avoid excess parachute payments under Section 280G of the Internal Revenue Code, and thus do not provide for excise tax gross-ups for excess parachute payments.

●

The Corporation’s long-term incentive compensation plan (i) prohibits repricing of stock options and the repurchase of underwater options; (ii) limits the recycling of shares that may be awarded under the plan; and (iii) states that all awards are subject to the clawback requirements of any applicable law, the listing standards of the NASDAQ Stock Market, and any clawback policy adopted by the Committee, and provides mechanisms for the Corporation to enforce its recovery rights.

●

The Corporation’s change in control severance agreements with its Named Executive Officers contain “double trigger” provisions (i.e., both a change in control and an involuntary termination or resignation for good reason) in order for outstanding equity awards to vest and be paid.

●

The Committee considers internal pay equity when making compensation decisions, that is, whether employees within the Corporation are paid fairly relative to each other given their duties, experience and performance.

●	The Corporate Incentive Plan is performance-based and has caps on bonus payments.

●	The Committee annually evaluates the Corporation’s compensation programs to ensure that they do not encourage unnecessary risk-taking.

●

The Committee has adopted formal clawback policies that require the Committee to seek disgorgement of incentive pay from current or former executive officers of the Corporation if the Corporation is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements under securities laws, and permit the Committee to seek disgorgement of incentive pay from current or former executive officers of the Corporation in the event of willful fraud or willful violation of the Corporation’s rules or applicable legal requirements that causes material financial or reputational harm to the Corporation.

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The following provides a brief overview of the highlights of the compensation received by the Corporation’s Named Executive Officers for the fiscal year that ended June 30, 2025:

●

At the beginning of FY2025, the Committee approved a 4% increase to the base salary of Mr. Batten and Mr. Knutson. These increases were in line with the Corporation’s budget for other non-executive officer key employees, and the resulting base salaries continued to position Messrs. Batten and Knutson near the market median for base salary.

●

The Committee determined that the net sales, EBITDA percentage of net sales and inventory as a percent of net sales results exceeded the thresholds under the Corporate Incentive Plan. In addition, the Committee determined that the two strategic objectives were fully met. As a result, the Named Executive Officers received payments under the Corporate Incentive Plan equal to 115.9% and 118.4% of the target amounts for Mr. Batten and Mr. Knutson, respectively.

●

The Corporation achieved greater than the maximum performance levels for its Average Return on Invested Capital goal (weighted 50%), and greater than the target performance levels for its cumulative EBITDA dollar goal (weighted 50%) for performance stock granted in 2022 under the Twin Disc, Incorporated 2021 Long-Term Incentive Compensation Plan. As a result, the performance stock awards vested at approximately 166.2% of target.

As required by Section 14A of the Securities Exchange Act of 1934, the Corporation held its shareholder advisory vote on executive compensation at its October 31, 2024, Annual Meeting of Shareholders. The shareholders approved the say on pay proposal by a significant majority, with more than 90% of the votes cast in favor of the compensation paid to the Corporation’s Named Executive Officers. The Committee viewed this vote as support for the Corporation’s general compensation practices, and did not make significant changes to the Corporation’s overall compensation program for FY2026.

Compensation Philosophy and Objectives

Twin Disc believes that knowledgeable, motivated and dedicated employees can make the difference in the Corporation’s ability to execute business strategy and excel in the marketplace. The Committee believes it is in the best interest of the Corporation and its shareholders to fairly compensate the executive team to encourage high-level performance, resulting in increased profitability of the Corporation. Executives are compensated on the value of their contribution towards the success of the Corporation, in addition to their assigned scope of responsibilities.

Compensation includes opportunities for shared risks and rewards, and reflects the results of both individual performance and performance of the Corporation. In setting compensation, the Committee tries to ensure that the employees’ pay is fair when compared to others within the Corporation as well as when compared to employees at similar positions in other public companies of similar size and in similar industries. Twin Disc pays for the value of the job to the Corporation, considering the knowledge, skills and abilities required for each job and will pay market competitive compensation, in order to attract, retain and motivate top talent.

The key elements of our executive officers’ total compensation package are base salary, an annual incentive program, a long-term incentive program, and other benefits. Base salary is intended to compensate the executive for the responsibilities and scope of the job, reward sustained performance, and aid in retention. The annual incentive program is intended to reward the achievement of corporate and business unit annual operating goals that are key to the Corporation’s overall performance. The long-term incentive program is intended to reward achievement of sustainable, long-term performance goals, and aid in the retention of the executive, aligning the executive’s rewards with those of the shareholder. The goal of the Corporation’s compensation program is to provide competitive compensation that encourages and rewards individual and team performance for producing both short-term and long-term shareholder value.

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The Corporation believes that its executive officers should hold a meaningful stake in Twin Disc in order to align their economic interests with those of the shareholders. To that end, the Corporation has stock ownership guidelines. Stock ownership targets are equal to five times the annual base salary for our CEO, and two times the annual base salary for our CFO. Executive officers have a period of four years to attain their targeted ownership level. The Committee monitors compliance with this guideline, using its discretion to address non-attainment issues. Compliance is reviewed annually.

The Committee also seeks to structure compensation amounts and arrangements so that they do not result in penalties for the executive officers under the Internal Revenue Code. For example, Section 409A of the Internal Revenue Code imposes substantial penalties and results in the loss of any tax deferral for nonqualified deferred compensation that does not meet the requirements of that section. The Committee has structured the elements of the Corporation’s compensation program so that they either are not characterized as deferred compensation under Section 409A or meet the distribution, timing and other requirements of Section 409A. Sections 280G and 4999 of the Internal Revenue Code and related provisions impose substantial excise taxes on so-called “excess parachute payments” payable to certain executive officers upon a change in control and result in the loss of the compensation deduction for such payments for the executive’s employer. The Committee has structured the change in control payments under its severance agreements with the executive officers to avoid having benefits exceed the limitations and provisions of Sections 280G and 4999.

Each year, the Committee reviews with management the design and operation of the Corporation’s compensation programs, including the performance objectives and target levels used in connection with awards under the Corporation’s annual and long-term incentive programs. In addition, the Committee reviews all incentive plans for any risk-mitigating factors such as stock ownership guidelines, clawback provisions, multiple performance metrics, a cap on the incentive payout, mix of incentive compensation to total direct compensation, discretionary evaluation components and vesting requirements. The Committee also reviews the total maximum payout of the plans and the effect it has on the performance of the Corporation. While the goals that the Committee establishes are challenging, the Committee has concluded that these goals do not provide employees of the Corporation an incentive to take excessive risk. The Committee has concluded that the Corporation’s compensation policies and practices are not likely to have a material adverse effect on the Corporation.

Setting Executive Compensation

The elements of each executive’s compensation package include base salary, annual incentive compensation, long-term incentive compensation, benefits and perquisites. Changes to compensation are determined at the beginning of each fiscal year and are dependent upon several factors, including, but not limited to, scope of responsibilities, the Corporation’s performance, individual performance, and competitive market practices.

The Committee looks to establish total direct compensation (i.e., base salary, annual incentive compensation, and the target annualized value of long-term incentive compensation granted during the year) between the 50th and 75th percentile for public companies of a similar size and in a similar industry, with base salary and annual incentive compensation near the market median and long-term incentive compensation positioned between the 50th and 75th percentile. The Committee believes an executive’s base compensation and annual incentive compensation is competitive if it falls within a band of plus or minus 15% from the competitive median of data. Because a large portion of each executive’s long-term incentive compensation package consists of performance awards, actual payments of long-term incentive compensation and total direct compensation in any given year may fall significantly above or below the market median, based on the performance of the Corporation.

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The Committee periodically engages an independent consultant to review its compensation program for the executive officers of the Corporation, in order to provide information regarding market median compensation levels and the blend of short-term compensation to long-term types of compensation. The consultant provides the Committee information regarding market compensation practices and alternatives to consider when making compensation decisions for the executives. The consultant provides information to the Committee regarding the competitiveness of each element of compensation for comparable positions. In addition to competitive data, the Committee considers the executive’s level of experience, length of service in his or her position, the level of responsibility of the position, the performance of the Corporation and sustained individual performance when setting or approving compensation levels.

When it established executive compensation for FY2025, the Committee engaged Pay Governance LLC (“Pay Governance”), an independent compensation advisory firm, to conduct a review of competitive compensation levels for the CEO and CFO for similar positions in similar industries. For this analysis, Pay Governance referenced data from a selected peer group of public companies, as well as survey data, reflecting a market sample of companies consistent with Twin Disc’s industry and size. The Committee received information on the 25th, 50th and 75th percentiles of each element of executive compensation for comparable executive positions. The Committee used this data to determine the base salaries, target annual bonus percentages, target long-term incentive pay, and target total pay for Messrs. Batten and Knutson for FY2025. The Committee did not specify targeted individual companies from among the peer group developed by Pay Governance.

Base Salary

The Corporation provides executive officers with a base salary to compensate them for services rendered during the fiscal year, their level of responsibility, experience within the Corporation and time within their current role, and their sustained individual performance. Individual performance is measured through the Corporation’s annual performance evaluation process. Pay for individual performance rewards executives for achieving goals that may not be immediately evident in common financial measurements.

Base salaries are reviewed each year by the Committee. As discussed above, base salary levels have historically been compared to the market median (i.e. 50th percentile), as determined by using survey data and as determined by external consultants, in order to ensure executives are paid a competitive salary, aiding in attracting and retaining top-level executives.

Adjustments to base salaries are considered annually and may be based on individual, team or Corporation performance results, as well as other factors including changes to job scope or responsibilities. In addition, market adjustments to base salaries may be indicated when an incumbent is more than 15% below the market median and has been in the job longer than 2-3 years. Market adjustments may also be used to retain valuable employees in a competitive labor market.

The Committee uses a performance management system to set individual objectives for each executive. This system allows for the annual evaluation of both performance goal achievement and competency development. When evaluating individual performance, the Committee considers the executive’s effort in promoting corporate values; achieving both short and longer-term objectives; improving product quality; developing relationships with customers, suppliers, and employees; demonstrating leadership abilities among coworkers; and achievement of other individualized goals set as a part of the performance management process.

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The Committee determines and approves base salary adjustments for the CEO, and approves base salary adjustments for the other members of the executive officer team based on recommendations from the CEO. Generally, executive base salaries are increased at rates comparable to the increases provided at other comparable companies and are at or near market levels.

Annual Incentive Compensation

Executive officers and selected key management personnel participate in an annual incentive plan called the Corporate Incentive Plan (“CIP”). This plan provides executives with the opportunity to receive annual cash incentives for achieving corporate, business unit and individual performance goals once threshold performance levels are achieved.

The Committee reviews the CIP’s design annually and approves any CIP design changes or amendments. It also reviews and approves annual goals, and certifies the achievement of performance targets, based on the audited financial statements of the Corporation. Cash incentive payments are made after the end of each fiscal year, dependent upon corporate, business unit or individual goal achievement. In no event may the payout be more than 200% of the target.

An executive’s incentive payment under the CIP may be increased or decreased by up to 20%, at the discretion of the Committee, based on the recommendations of the CEO, if the executive’s individual performance goals are either exceeded or not achieved and based on other factors deemed important by the Committee. The Committee alone makes decisions regarding adjustments to the CEO’s annual incentive award.

Long-Term Incentive Compensation

The Twin Disc, Incorporated Amended and Restated 2021 Omnibus Incentive Plan (“LTI Plan”), which was approved by the Corporation’s shareholders at the annual meeting in October 2024, provides an opportunity for executive officers, key employees and consultants of the Corporation (and its subsidiaries) to acquire common stock of the Corporation or cash payments via stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock awards, performance stock unit awards, performance unit awards and or dividend equivalent awards. In keeping with the Corporation’s commitment to provide a total compensation package that includes at-risk components of pay, the Committee annually evaluates the long-term incentives for each executive to insure they do not encourage excessively risky behaviors or decisions.

The granting of performance stock encourages a pay for performance approach, aligning the interests of the executive with the economic goals of the Corporation and the shareholders. The granting of restricted stock or restricted stock units is based on a number of factors that include rewarding sustained individual performance, increasing an executive’s ownership in the Corporation, and addressing retention concerns. Restricted stock or restricted stock units may also be used to incent executives in times of global economic instability when the future value of stock options, performance stock and performance stock units become more unpredictable.

The composition of an executive’s long-term compensation – e.g., performance stock and restricted stock – is determined by the Committee. The executive has no role or choice whether to receive incentive compensation in the form of performance stock, restricted stock, or other forms.

The Committee establishes the vesting criteria, including the performance goals that must be achieved in order for the awards to vest. The LTI Plan requires a minimum vesting, restricted or performance period of at least one year for all awards made under the LTI Plan, with the exception that up to five percent of the shares available for issuance under the LTI Plan may be awarded with a shorter vesting, restricted or performance period. However, vesting periods are typically three years. Grants are made at the beginning of each fiscal year, or as determined by the Committee, for the ensuing multi-year period.

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The Committee uses survey information provided by external consultants as a guideline when considering long-term incentive awards for management. The Committee reviews competitiveness of awards under the LTI Plan annually and obtains a periodic independent review. In addition, the Committee reviews and approves LTI Plan changes as necessary and ensures the LTI Plan’s comply with shareholder approval requirements.

Benefits

The Corporation believes it is necessary to also recognize the efforts of its officer group and senior management in the area of benefits. The Committee annually reviews the Corporation’s benefit programs for competitiveness and uses external consultants and surveys as a reference when necessary. It approves the addition, modification or deletion of any executive benefit program, as well as the eligibility of any specific executive for a program. Information regarding the Corporation’s benefit programs available to its Named Executive Officers follows the Outstanding Equity Awards at Fiscal Year-End table later in this Executive Compensation discussion.

Other Personal Benefits and Perquisites

Twin Disc’s Named Executive Officers, along with other executive officers and senior management, are occasionally provided a limited number of perquisites whose primary purpose is to minimize distractions from personal issues to focus the executive’s attention on important initiatives of the Corporation. An item is not a perquisite if it is integrally related to the performance of the executive’s duties.

Summary Compensation Table

The following table summarizes the “total compensation” of the Corporation’s Named Executive Officers for the fiscal years ended June 30, 2025 and June 30, 2024. It should be noted that the total compensation as reported by the Summary Compensation Table follows specific requirements of the Securities and Exchange Commission for reporting compensation and does not reflect the target or actual compensation for the Named Executive Officers for the fiscal year.

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation (2)	Nonqualified Deferred Compensation Earnings (3)	All Other Compensation (4)	Total

John H. Batten	2025	$704,698	$1,033,830	$495,610	$—	$177,106	$2,411,245
President and Chief Executive Officer	2024	$676,746	$1,052,203	$674,516	$—	$163,048	$2,566,513

Jeffrey S. Knutson	2025	$415,026	$507,613	$195,787	$—	$37,771	$1,156,197
Vice President – Finance, CFO, Treasurer and Sec’y	2024	$398,564	$516,632	$257,045	$—	$36,281	$1,208,521

(1)

Reflects the aggregate grant date fair value for each Named Executive Officer computed in accordance with Financial Accounting Standards Board ASC Topic 718, excluding the effect of estimated forfeitures. The performance awards are calculated as of the grant date, based on the most probable outcomes of the respective performance goals. The aggregate grant date fair value of the performance-based awards granted in FY2025, assuming the maximum performance goals are achieved, are as follows: Mr. Batten, $1,240,597; and Mr. Knutson, $609,130. These calculations are based on the closing share price on the date of grant of $13.57.

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The following table presents separately the compensation expense recognized in FY2025 and in FY2024 for outstanding awards of performance stock (restricted stock units with performance conditions are included in the “Performance Stock” column), restricted stock and restricted stock units for Messrs. Batten and Knutson.

Name	Year	Performance Stock	Restricted Stock	Restricted Stock Units
John H. Batten	2025	$989,527	$270,555	$130,594
	2024	$949,355	$278,889	$100,004
Jeffrey S. Knutson	2025	$485,863	$132,842	$65,031
	2024	$399,296	$136731	$60,001

(2)

Reflects cash bonuses earned in connection with achievement of specific performance targets under the Corporate Annual Incentive Plan, described in the narrative following the Summary Compensation Table.

(3)	This figure represents above-market earnings on the SERP benefits of Mr. Batten. Mr. Batten’s SERP benefit was credited with 4.6% in earnings.

(4)	All Other Compensation consists of the following for each of the Named Executive Officers:

Name	401(k) Company Match	Retirement Savings Plan Contribution	Defined Contribution SERP	Life Insurance	Dividend Equivalents Paid on Vested Restricted Stock Units	Prerequisites and Personal Benefits	Total
J.H. Batten	$11,661	$21,450	$83,408	$29,000	$2,514	$29,073	$177,106
J.S. Knutson	$11,492			$24,770	$1,509		$37,771

The Corporation’s Supplemental Executive Retirement Plan (“SERP”) was restated during FY2011 to provide a defined contribution formula for the benefits of Mr. Batten. Mr. Knutson does not participate in the SERP.

Messrs. Batten and Knutson participate in an endorsement split-dollar life insurance plan.

Perquisites and Personal Benefits for Mr. Batten for FY2025 consist of personal use of the company plane (valued at $26,986) and supplemental long-term disability premiums. The aggregate total of perquisites and personal benefits for the remaining Named Executive Officer was less than $10,000 for FY2025, and therefore need not be disclosed or included in such Named Executive Officer’s “All Other Compensation” total.

Narrative Disclosure to Summary Compensation Table

Base Salary

For FY2025, the Committee increased the base salary of Mr. Batten by 4.0% and Mr. Knutson by 4.0% effective October 1, 2024.

Stock Awards Granted in FY2025

The amounts in the “Stock Awards” column of the Summary Compensation Table reflect awards made in FY2025 to the Named Executive Officers under the Twin Disc, Incorporated Amended and Restated 2021 Omnibus Incentive Plan. In FY2025, Messrs. Batten and Knutson received awards of performance stock, with Mr. Batten receiving a target number of 45,711 shares of performance stock and Mr. Knutson receiving a target number of 22,444 shares of performance stock. The Committee determined that the performance stock awards granted in FY2025 would use a combination of the following performance goals and weightings for the three-year performance period ending in FY2027: (i) average return on invested capital (50%), and (ii) cumulative EBITDA (50%). In addition, the possible range of long-term incentive payments for each performance goal is 50% to 200% of the target. These shares will vest on June 30, 2027 if the specific measures are achieved within the payout range.

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In order to incent and retain the Corporation’s executives, restricted stock was also granted to Messrs. Batten and Knutson in FY2025, with Mr. Batten receiving 30,474 restricted stock units and Mr. Knutson receiving 14,963 restricted stock units. Messrs. Batten and Knutson dividend equivalent awards, under which if and when their restricted stock units vest, they shall receive a payment equal to the cash dividends that would have been paid during the restricted period on the shares of stock represented by the restricted stock units (without interest), as well as any stock dividends that would have been issued during the restricted period on the shares of stock represented by the restricted stock unit. The restricted stock awards will vest on August 1, 2027, provided the executive remains employed with the Corporation until the vesting date.

Non-Equity Incentive Plan Compensation

The amounts in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table reflect cash bonuses earned in connection with achievement of specific performance targets under the Corporate Incentive Plan (“CIP”). For FY2025, the target bonuses as a percentage of base salary were set at 85% for Mr. Batten and 55% for Mr. Knutson. The CIP targets for the Named Executive Officers were based on a combination of net sales, EBITDA percentage of net sales, and inventory percentage of net sales as well as on achievement of certain strategic objectives.

Objective	Weight	Target	Actual	% Achieved
Net Sales	20%	Target: $336,000,000	$340,738,000	113.9%
		Threshold: $302,000,000
		Maximum: $370,000,000

EBITDA Percent of Net Sales	40%	Target = 10.0%	9.28%	64.0%
		Threshold = 9.0%
		Maximum = 11.0%

Inventory Percent of Net Sales	20%	Target = 37.8%	41.0%	65.8%
		Threshold = 42.5%
		Maximum = 33.1%

Strategic Objective	10%	Corporate Growth	100%	100%

Strategic Objective	10%	Individual Performance

Based upon the results described in the table above, the CIP paid at 81.9% and 84.9% of the target amounts for Mr. Batten and Mr. Knutson, respectively.

Compensation Decisions Made by the Committee in FY2026

Since the end of FY2025, the Committee has taken the following actions with respect to the base salary, annual incentive compensation, and long-term incentive compensation for its Named Executive Officers.

Base Salary

At their meeting in August 2025, the Committee approved a 4.2% increase in the base salary of Mr. Knutson. Mr. Batten’s salary remained unchanged.

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Annual Incentive Compensation

In August 2025, the Committee reviewed and approved the performance goals recommended for the CIP for FY2026. The CIP will pay out if certain net sales, EBITDA as a percentage of net sales, inventory as a percentage of net sales, and strategic objectives relating to growth and individual performance, are achieved for FY2026. The Committee set the target bonus percentages (as a percentage of base salary) for each of the Named Executive Officers for FY2026 as follows: 100% for Mr. Batten and 55% for Mr. Knutson.

Long-Term Incentive Compensation

In August 2025, the Committee reviewed the performance objective established in August of 2022 for the vesting of performance stock and restricted stock with performance conditions that were granted in August 2022 under the Twin Disc, Incorporated 2021 Long-Term Incentive Compensation Plan. The objective is listed below:

Performance Objective: Average Return on Invested Capital (also called Average Return on Total Capital), and Cumulative EBITDA for the three fiscal years ending 6/30/2025 at the achievement levels specified below. Average Return on Invested Capital was weighted at 50% and Cumulative EBITDA was weighted at 50% of the performance objective.

Performance of Objective as June 30, 2025
	Avg. Return on Invested Capital (a/k/a Avg. Return on Total Capital) (50%)	Cumulative EBITDA (50%)
Maximum	6.0%	$120,000,000
Target	4.0%	$70,000,000
Threshold	3.0%	$45,000,000

“Average Return on Invested Capital” (also known as Average Return on Total Capital) is defined as the average amount of “Return on Invested Capital” for the three fiscal years of the Performance Period. Return on Invested Capital is measured as Net Operating Profit After Taxes (NOPAT) divided by Invested Capital, where NOPAT equals earnings from operations, less tax, calculated using the actual reported effective tax rate, and Invested Capital equals long-term debt plus shareholders equity.

“Cumulative EBITDA” is defined as the cumulative total of net earnings or loss excluding interest expense, income taxes, depreciation, amortization and other items as determined by the Compensation and Human Capital Committee.

The Committee determined, subject to audit, that for the three-year period ending June 30, 2025, the Corporation’s Average Return on Invested Capital was 6.40% and the Cumulative EBITDA was $86,170,000. As a result, the Corporation achieved 200.0% of its Average Return on Invested Capital goal (weighted 50%) and 132.3% of its Cumulative EBITDA goal (weighted 50%). The Committee therefore determined that the performance stock and restricted stock units with performance conditions would vest at 166.2% of target.

For FY2026, the awards use a combination of the following performance goals and weightings for the three fiscal year performance period ending June 30, 2028: (i) average return on invested capital (also known as average return on total capital) (50%), and (ii) cumulative EBITDA (50%). In addition, the possible range of long-term incentive payments for each performance goal will be 50% - 200% of the target. The Committee awarded performance stock and restricted stock units as long-term incentive awards in FY2026.

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Grants of Plan-Based Awards

The following table provides information on plan-based incentive awards granted to our Named Executive Officers during FY2025:

		Estimated Future Cash Incentive Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Share or Unit Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All other Stock awards; Number of shares of stock or units	Grant Date Fair Value of Stock and Option Awards (3)
John H. Batten
Cash Incentive		$302,630	$605,260	$1,210,521
Performance Stock Award (1)	8/1/2024				22,856	45,711	91,422		$620,298
Restricted Stock Unit Award (2)	8/1/2024							30,474	$413,532

Jeffrey S. Knutson
Cash Incentive		$115,326	$230,653	$461,306
Performance Stock Award (1)	8/1/2024				11,222	22,444	44,888		$304,565
Restricted Stock Unit Award (2)	8/1/2024							14,963	$203,047

(1)	Consists of performance stock awards, as discussed in the “Long-Term Incentive Compensation” section of the Executive Compensation discussion; eligible for vesting in 2027.
(2)	Consists of restricted stock unit awards with a vesting date of August 1, 2027. These stock awards will vest if the executive remains employed through the vesting date.
(3)	The grant date fair values are calculated using the closing price of Twin Disc shares on August 1, 2024 (the grant date) of $13.57.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of restricted stock, performance stock and restricted stock unit awards held by our Named Executive Officers on June 30, 2025. The Named Executive Officers had no outstanding exercisable or unexercisable options outstanding on June 30, 2025.

Stock Awards
Name and Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested (6)	Equity Incentive Plan Awards: Number of Unearned Shares,Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares,Units or Other Rights That Have Not Vested (6)
John H. Batten
8/3/2022	48,251 (2)	$426,056	— (3)	—
8/3/2023	32,933 (2)	$290,798	98,798 (4)	$872,386
8/1/2024	30,474 (1)	$269,085	91,422 (5)	$807,256
Jeffrey S. Knutson
8/3/2022	23,691 (2)	$209,192	— (3)	—
8/3/2023	16,170 (2)	$142,781	48,510 (4)	$428,343
8/1/2024	14,963 (1)	$132,123	44,888 (5)	$396,361

(1)	Reflects non-vested restricted stock unit awards that are scheduled to vest three years from the date of grant.

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(2)	Reflects non-vested restricted stock awards that are scheduled to vest three years from the date of grant.
(3)

Does not include performance stock awards or restricted stock units with performance conditions granted on August 3. 2022 based on the three-year performance period ending June 30, 2025. To the extent such awards vested, they vested on June 30, 2025, and were no longer outstanding as of the fiscal year ending June 30, 2025.

(4)

Reflects non-vested performance stock awards scheduled to vest on June 30, 2026 based on three-year performance period ending June 30, 2026. Because the Corporation achieved greater than the target performance goals during the last fiscal year, figures are shown based on achieving maximum performance goals.

(5)

Reflects non-vested performance stock awards scheduled to vest on June 30, 2027 based on three-year performance period ending June 30, 2027. Because the Corporation achieved greater than the target performance goals during the last fiscal year, figures shown are based on achieving maximum performance goals.

(6)	Values were calculated using $8.83 per share, the closing price of the Corporation’s common stock as of June 30, 2025, the last trading day of the fiscal year.

Retirement Benefits

Qualified Retirement Plans

The Twin Disc, Incorporated Retirement Savings Plan for Salaried Employees (“Savings Plan”) provides non-contributory retirement benefits to all Twin Disc, Incorporated salaried employees hired prior to October 1, 2003. The Savings Plan was established August 1, 2009 to provide a retirement benefit similar to the one previously provided under the Twin Disc, Incorporated Retirement Plan for Salaried Employees, discussed below, in a defined contribution format.

Employer contributions under the Savings Plan are based on a percentage of annual compensation, from 4.5% to 6.5%, based on years of service. This contribution is deposited into an individual investment account, in which the individual directs his or her own investment elections, within an array of choices.

The Savings Plan does not allow employee contributions. Employer contributions, which are made annually, are 100% vested.

The Twin Disc, Incorporated Retirement Plan for Salaried Employees (“Retirement Plan”) provides non-contributory retirement benefits to all Twin Disc, Incorporated salaried employees hired prior to October 1, 2003. Eligibility for retirement occurs upon reaching one of the following age and service requirements: a) Age 65 with 5 years of service; b) Age 60 with 10 years of service; c) 30 years of service at any age; or d) age plus service equals 85 points. Only Mr. Batten participates in this program and he is eligible for retirement as of June 30, 2025.

Prior to January 1, 1997, Retirement Plan benefits were based upon both years of service and the employees’ highest consecutive 5-year average annual compensation during the last 10 calendar years of service. As of December 31, 1996, the then-current accrued benefits under the Retirement Plan were frozen and the Retirement Plan was amended to provide for future accruals under a cash-balance program. Mr. Batten is eligible for a benefit under the cash-balance program.

Subsequently, the Retirement Plan was amended to freeze all future benefit accruals, effective August 1, 2009.

The definition of compensation for purposes of calculating the pension benefit includes W-2 income, excluding any expense reimbursements or taxable fringe benefits, and is limited by the IRS maximum compensation as determined each year. In calendar years 2023, 2024, and 2025 the annual limits were $330,000, $345,000, and $350,000, respectively.

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Benefits under the frozen Retirement Plan are payable in a monthly annuity form, with either a single life or joint and survivor life benefit option. Benefits under the cash balance program are payable in a lump sum payment, or single life or joint and survivor annuity benefit options.

The Twin Disc, Incorporated – The Accelerator 401(k) Savings Plan (“401(k) Plan”) is a tax-qualified retirement savings plan to which all Twin Disc, Incorporated employees, including the Named Executive Officers, are able to contribute up to the limit prescribed by the Internal Revenue Service on a pre-tax or after-tax (Roth) basis. The Corporation matches 50% of the first 8% of pay that is contributed to the 401(k) Plan. All contributions to the 401(k) Plan, as well as any matching contributions, are fully vested upon contribution.

Supplemental Executive Retirement Plan

The Corporation extends a supplemental retirement plan, called the Twin Disc, Incorporated, Supplemental Executive Retirement Plan (“SERP”), to certain qualified officers. It is the Corporation’s current practice to not add new officers to the SERP. Mr. Batten is the only employee eligible to participate in the SERP. The SERP benefit is calculated as the additional benefit that the participant would have received at retirement under the Twin Disc, Incorporated Retirement Savings Plan for Salaried Employees and the frozen Twin Disc, Incorporated Retirement Plan for Salaried Employees, but for the limitation on compensation due to certain regulations used in determining benefits under those plans. SERP benefits of all Named Executive Officers who are eligible participants are stated as individual accounts.

The SERP benefit is payable in two lump sum payments, which are paid on or about the first and second February 1st in the years following retirement. However, if the commencement of benefits is based on the participant’s separation from service, the first payment will not be made sooner than six months after the participant’s separation. The maximum payment in any given year is $500,000 and any amounts in excess of $500,000 will be paid in the third and subsequent years following retirement.

Executive Life Insurance

The Corporation provides an endorsement split-dollar life insurance benefit to certain Named Executive Officers who were in their positions prior to January 1, 2015. The Corporation’s current practice is to not provide this benefit to new officers. While employed, the death benefit for an executive is generally equal to three times his or her annual base salary, although exceptions may occur due to other compensation arrangements. At the later of retirement or the 15th anniversary of the policy, the Corporation will recover its share of the total premiums paid throughout the life of the policy from the cash value. At that time, the ownership of the remaining policy and corresponding cash values are transferred to the executive. Information regarding this benefit is detailed in the “All Other Compensation” column of the Summary Compensation Table.

Officers who obtained their positions on or after January 1, 2015 are eligible for a term life insurance benefit equal to approximately three times their base salary, subject to certain limitations that may apply regarding insurability or maximum insurance levels.

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Agreements Providing Payments Following Termination or Change in Control

Change in Control Agreements

The Corporation has Change in Control Severance Agreements with each of its executive officers, which were most recently updated in August 2022. If a change in control occurs (as defined in the agreements) and the executive thereafter experiences an involuntary termination (or resigns for good reason, as defined), the executive is entitled to certain severance benefits. Severance benefits for Named Executive Officers would consist of the sum of the executive’s annual base salary (as defined in the agreements) in effect immediately prior to the circumstances giving rise to the executive’s termination, plus the greater of the executive’s annual bonus for the fiscal year preceding termination (or, if no annual bonus was paid in that year, the average of the annual bonuses for the three fiscal years preceding termination) or target annual bonus for the fiscal year of termination, times a multiple (2.5 for Mr. Batten, 2.0 for Mr. Knutson). In addition, the executive would be entitled to the cash value over the exercise price of any shares of common stock subject to unexercised stock options held by the executive, and fringe benefits would continue for 24 months following termination. The agreements are designed to avoid having benefits exceed the limitations and provisions of Section 280G of the Internal Revenue Code.

The performance stock and performance stock unit award agreements and the restricted stock and restricted stock unit grant agreements between the Corporation and its Named Executive Officers have certain change in control provisions. Specifically, if a change in control (as defined in the agreements) occurs and the employee thereafter terminates employment under circumstances specified in the agreements, all performance stock and performance stock units immediately vest as if the performance objectives had been fully achieved at the maximum level (or the target level for employees who had not received an award prior to November 1, 2021 under the Corporation’s 2018 or 2021 long-term incentive plans), all restricted shares shall become freely transferable and non-forfeitable, and all restricted stock units shall immediately vest and the related shares shall be delivered.

The following information describes the payments to each Named Executive Officer in the event of a termination of employment as a result of retirement, death, disability, termination for cause, voluntary termination prior to retirement, and involuntary termination (or resignation for good cause) following a change in control.

Normal or Early Retirement. For purposes of the following discussion, retirement means termination of employment after the Named Executive Officer reaches age 65, or after the Named Executive Officer reaches age 60 with 10 years of service, which is how retirement is defined in the SERP and the award agreement for performance stock. Named Executive Officers who participate in the Twin Disc, Incorporated Retirement Plan for Salaried Employees and the Twin Disc, Incorporated Retirement Savings Plan for Salaried Employees may also retire after 30 years of service at any age, or if their age plus service equals 85 points, but these definitions of retirement are not considered in the following discussion because they do not affect the amounts required to be disclosed in the tables below. None of the Named Executive Officers are currently eligible for retirement.

Medical benefits are only available to Twin Disc retirees hired before October 1, 2003 and who are not yet Medicare-eligible. Eligibility for retiree medical benefits ends upon reaching Medicare eligibility.

Restricted stock and restricted stock units without performance conditions are forfeited if retirement occurs before the restrictions on such shares or units have ended.

Performance stock, performance stock units and restricted stock units with performance conditions will be paid after the end of the relevant performance period, but only if the performance objectives are achieved. The stock or units are prorated based on actual employment during the performance period.

Stock options must be exercised within 30 days of termination or they expire.

The Corporation’s SERP is available for certain Named Executive Officers who qualify for a retirement benefit under the Corporation’s pension plans. Mr. Batten is currently the only participant.

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For those executives eligible for an endorsement split-dollar life insurance policy, the ownership of the life insurance will be transferred from the Corporation to the executive at the later of retirement or the 15th anniversary of the policy. At the time of transfer, the Corporation will recover its share of the total premiums paid throughout the life of the policy from the cash value or alternatively, receive direct reimbursement from the executive.

Death while Employed. In the event of death of a Named Executive Officer while actively employed, the executive’s estate would receive payment for any base salary earned, but not yet paid. In addition, any vacation accrual not used would also be paid to the estate.

Restricted stock and restricted stock units vest and become payable per the terms of the individual grant agreement. The estate would receive the payment of shares.

Performance stock and performance stock units will immediately vest after the Employee’s termination of employment due to death and be paid as if the maximum performance target has been achieved (or the target level for employees who had not received an award prior to November 1, 2021 under the Corporation’s 2018 or 2021 long-term incentive plans). The stock or units are prorated based on actual employment during the performance period.

Options will fully vest and pass to the estate, or as directed by a will, and must be exercised within one year from date of death.

Disability. In the event of termination of employment due to disability, a Named Executive Officer would receive benefits under the Corporation’s short-term and long-term disability plans, generally available to full-time salaried employees. Benefits are reduced for any social security pension eligibility.

Restricted stock and restricted stock units vest and become payable per the terms of the individual grant agreements.

Performance stock and performance stock units immediately vest after the Employee’s termination of employment due to disability and are paid assuming the maximum performance target has been achieved (or the target level for employees who had not received an award prior to November 1, 2021 under the Corporation’s 2018 or 2021 long-term incentive plans). The stock or units are prorated based on actual employment during the performance period.

Termination for Cause. An executive is not eligible for any additional benefits upon termination for cause, unless the Compensation and Human Capital Committee would determine that severance payments are appropriate.

Voluntary Termination Prior to Retirement. An executive is not entitled to any additional forms of severance payments in the event of a voluntary termination, prior to becoming eligible for retirement.

Pay Versus Performance

The following information under the “Pay Versus Performance” heading should not be deemed filed or incorporated by reference into any of the Corporation’s other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this report by reference therein.

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In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), the following table presents information regarding compensation paid to our Chief Executive Officer (the “CEO”) and our other named executive officers shown in the Summary Compensation Table (collectively, the “Non-CEO NEOs”). The amounts set forth below under the headings “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid to Non-CEO NEOs” have been calculated in a manner prescribed by the SEC rules and do not necessarily align with how the Corporation or the Committee views the link between our performance and pay of our named executive officers. The footnotes below set forth the adjustments from the total compensation for each of our NEOs reported in the Summary Compensation Table above. As permitted under the rules applicable to smaller reporting companies, we are including three years of data and are not including a peer group total shareholder return or company-selected measure.

Fiscal Year Ended June 30 (1)	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation Table Total for Non-CEO NEOs (1)	Average Compensation Actually Paid to Non-CEO NEOs (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3)	Net Income (in thousands)
2025	$2,411,245	$2,134,915	$1,156,197	$1,022,434	$100.67	$(1,894)
2024	$2,566,513	$2,877,213	$1,208,521	$1,328,191	$133.26	$10,988
2023	$2,311,564	$3,097,928	$1,113,200	$1,369,844	$126.09	$10,380

(1) The amounts reported in the “Summary Compensation Table Total for CEO” column are the amounts of total compensation reported for John H. Batten for each corresponding fiscal year in the “Total” column of the Summary Compensation Table. The amounts reported in the “Average Summary Compensation Table Total for Non-CEO NEOs” column are the amounts of total compensation reported for Jeffrey S. Knutson for each corresponding year in the “Total” column of the Summary Compensation Table.

(2) The following amounts were added and deducted from the Summary Compensation Table amounts to determine the compensation actually paid to the Corporation’s CEO and the Non-CEO NEOs in accordance with SEC regulations:

	CEO			Non-CEO NEO Average
	2025	2024	2023	2025	2024	2023
Summary Compensation Table (SCT) Total	$2,411,245	$2,566,513	$2,311,564	$1,156,197	$1,208,521	$1,113,200
Minus amounts reported under “Stock Awards” column in SCT	$1,033,830	$1,052,203	$1,092,881	$507,613	$516,632	$536,605
Minus amounts reported under “Option Awards” column in SCT	—	—	—	—	—	—
Plus fair value (as of fiscal year-end) of awards granted during fiscal year that remain outstanding and unvested as of fiscal year-end	$672,714	$969,871	$1,358,260	$330,304	$476,207	$666,907
Plus/minus change in fair value from prior fiscal year-end to current fiscal year-end of awards granted in any prior fiscal year that are outstanding and unvested as of fiscal year-end	$67,221	$316,947	$326,645	$33,008	$124,589	$117,059
Plus increase in fair value (as of vesting date) of awards granted during fiscal year that vest during the same fiscal year	—	—	—	—	—	—
Plus/minus change in fair value (as of vesting date) from prior fiscal year-end to vesting date of awards granted in any prior fiscal year that vested during fiscal year	$17,565	$76,085	$194,340	$10,539	$35,506	$9,283
Minus fair value (as of end of prior fiscal year) of awards granted in any prior fiscal year that were forfeited during fiscal year	—	—	—	—	—	—
Plus value of dividends or other earnings paid on stock or option awards during fiscal year prior to vesting date not included in SCT total compensation	—	—	—	—	—	—
Total Adjustments	$(276,330)	$310,700	$786,364	$(133,763)	$119,670	$256,644

(3) Assumes $100 was invested in the Corporation for the period starting July 1, 2022, through the end of the listed fiscal year.

TWIN DISC, INCORPORATED 2025 ANNUAL REPORT | PROXY | 35

Relationship Between Compensation Actually Paid and TSR

The chart below shows the relationship between the compensation actually paid to the Corporation’s CEO and the average compensation actually paid to the Corporation’s other NEOs, and Corporation’s cumulative TSR (total shareholder return, based on an initial investment of $100 on July 1, 2022) over the three most recently completed fiscal years.

TWIN DISC, INCORPORATED 2025 ANNUAL REPORT | PROXY | 36

Relationship Between Compensation Actually Paid and Net Income

The chart below shows the relationship between the compensation actually paid to the Corporation’s CEO and the average compensation actually paid to the Corporation’s other NEOs, and the Corporation’s net income over the three most recently completed fiscal years.

TWIN DISC, INCORPORATED 2025 ANNUAL REPORT | PROXY | 37

Director Compensation

The following table summarizes information regarding the compensation received by each of our non-employee Directors during FY2025:

Name	Year	Fees Earned or Paid in Cash	Value of Stock Awards (1)	All Other Compensation		Total
Michael Doar (2)	2025	$10,000	$144,375			$154,375
Janet Giesselman	2025	$79,375	$80,000			$159,375
David Johnson (2)	2025	$64,375	$100,000			$164,375
Kevin Olsen	2025	$64,375	$80,000			$144,375
Michael Smiley	2025	$122,875	$80,000	$62,500	(3)	$265,375
Juliann Larimer	2025	$64,375	$80,000			$144,375

(1)

Value of Stock Awards is computed as of the date of grant in accordance with Financial Accounting Standards Board ASC Topic 718. Mr. Doar held 13,111 shares of restricted stock and Mr. Johnson held 8,634 shares of restricted stock as of the end of FY2025. Each other director held 6,747 shares of restricted stock as of the end of FY2025.

(2)

The value of Messrs. Doar and Johnson’s stock awards includes shares of restricted stock issued in lieu of quarterly cash retainers, pursuant to an irrevocable election made under the Twin Disc, Incorporated Amended and Restated 2021 Omnibus Incentive Plan and the Twin Disc, Incorporated 2020 Stock Incentive Plan for Non-Employee Directors. Such shares will vest on the first anniversary of the date of issuance.

(3)

This amount represents a pension benefit that Mr. Smiley receives quarterly following his initial retirement from the Board in 2018. Upon his return to the Board in August 2019, he was no longer eligible to earn benefits under the director retirement plan (described below), as this retirement program had been closed effective January 2018. Mr. Smiley will continue to receive this benefit through 2026.

Director Compensation Plan

Outside Directors of the Corporation (i.e., non-Corporation employees) are paid an annual retainer fee composed of both cash and restricted shares of Twin Disc stock. The restricted shares are issued under the Twin Disc, Incorporated Amended and Restated 2021 Omnibus Incentive Plan (the “LTI Plan”). The mix of cash and stock is determined by the Board of Directors on an annual basis. The cash portion is paid quarterly, while the stock portion of the retainer is awarded annually, at the annual shareholders meeting in October. The restricted shares awarded at a shareholders meeting will vest as of the subsequent annual shareholders meeting.

Under the LTI Plan, Directors have the option to elect to receive all or a portion of their quarterly base cash retainer in restricted shares of Twin Disc stock. The restricted shares will vest one year after the date that the quarterly cash retainer payment would have been made.

Committee chairs are paid an annual fee in addition to the annual retainer. The chair of the Audit Committee receives $20,000, the chair of the Compensation and Human Capital Committee receives $15,000 and the chair of the Governance Committee receives $10,000. The annual Chairman’s fee is $54,000.

Director stock ownership guidelines are in place for the outside Directors of the Corporation. These guidelines will set a target ownership level of three times the value of the Director annual retainer fee, exclusive of committee chair fees. Directors will have a period of five years to attain their targeted ownership level. The Compensation and Human Capital Committee monitors compliance with this guideline, using its discretion to address nonattainment issues.

Outside Directors who reach the age of 72 are required to retire from the Board of Directors effective as of the completion of their current term. Retired outside Directors will be entitled to an annual retirement benefit equal to the cash portion of the total annual retainer amount last paid to the Director prior to retirement, exclusive of committee chair fees. Retirement benefits will be payable for a term equal to the Director’s years of service or life, whichever is shorter. In January of 2018, the Board voted to close this retirement program to new directors, with current participants continuing in the program, as described above, until their retirement. In May of 2020, the Board voted to cap the maximum annual benefit at $62,500 and cap the maximum service years equal to 15 years. For those Directors who already had more than fifteen years of service at the time of the change, their benefit immediately freezes at their current service years, with no additional accruals.

TWIN DISC, INCORPORATED 2025 ANNUAL REPORT | PROXY | 38

Audit Committee Report

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of the Corporation’s other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this report by reference therein.

The Audit Committee charter reflects standards set forth in SEC regulations and NASDAQ Stock Market rules. All members of the Audit Committee are independent, as defined in Rule 5605 of the listing standards of the NASDAQ Stock Market.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met five times during fiscal 2025.

As part of its responsibilities, and as set forth in its charter, the Audit Committee met with both management and the Corporation's independent accountants to review and discuss the audited financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the independent accountants. The Committee's review included discussion with the independent accountants of matters required to be discussed pursuant to the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Committee received the written disclosures and the letter required from the independent accountants pursuant to Rule 3526, “Communication with Audit Committees Concerning Independence,” of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence. The Committee also discussed with RSM US LLP matters relating to its independence.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Corporation's audited financial statements in the Corporation’s annual report on Form 10‑K for the fiscal year ended June 30, 2025, for filing with the Securities and Exchange Commission.

Audit Committee

David W. Johnson, Chair

Janet P. Giesselman

Juliann Larimer

Kevin M. Olsen

August 6, 2025

TWIN DISC, INCORPORATED 2025 ANNUAL REPORT | PROXY | 39

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes certain information regarding the Corporation’s equity-based compensation plans as of the end of the most recently completed fiscal year:

Plan Category	# of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Price of Outstanding Options, Warrants and Rights	# of Securities Remaining Available for FutureIssuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Shareholders	309,533 (1)	N/A	566,168 (2)
Equity Compensation Plans Not Approved By Shareholders	0	N/A	0
TOTAL	309,533 (1)	N/A	566,168 (2)

(1)

Includes 119,349 shares of performance stock that may be issued as of June 30, 2026, and 113,805 shares of performance stock that may be issued as of June 30, 2027, all under the Twin Disc, Incorporated Amended and Restated 2021 Omnibus Incentive Compensation Plan (“LTI Plan”) assuming the target performance goals are achieved. As of June 30, 2025, the Corporation believes that it is likely that the performance goals for the awards that may be issued as of June 30, 2026 and June 30, 2027 will be achieved above target. Also includes 76,379 restricted stock units that are scheduled to vest on August 1, 2027 issued under the LTI Plan.

(2)

Consists of 566,168 shares of the Corporation’s common stock issuable under the Twin Disc, Incorporated Amended and Restated 2021 Omnibus Incentive Plan (“LTI Plan”). Assumes that all outstanding restricted stock unit awards will vest, and all outstanding performance-based awards will vest at target; such awards are not included in the number of securities remaining available for future issuance under the LTI Plan.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of such securities. To our knowledge, based solely on a review of such reports filed with the SEC and written representations that no other reports were required, during fiscal 2025, we believe that all required reports were timely filed, except that the Forms 4 filed by John H. Batten and Jeffrey S. Knutson on August 6, 2024 did not include their awards of restricted stock units in the table of derivative securities. The Forms 4 were subsequently amended to include the restricted stock unit awards.

TWIN DISC, INCORPORATED 2025 ANNUAL REPORT | PROXY | 40

GENERAL

The Corporation will bear the cost of the solicitation of proxies. The firm of Georgeson Inc., New York, NY has been retained to assist in solicitation of proxies for the Annual Meeting at a fee not to exceed $11,000 plus expenses.

Management does not know of any other business to come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote upon such matters in their discretion in accordance with the authorization of the proxy.

If you do not contemplate attending the Annual Meeting, we respectfully request that you direct your vote via the Internet or by telephone, or (if you received paper copies of the proxy materials) by filling in, signing and returning the accompanying proxy at your earliest convenience. If you are a registered shareholder of the Corporation, you may transmit your voting instructions via the Internet by accessing www.investorvote.com/twin or by telephone at 1-800-652-8683. If you hold your shares through an intermediary, such as a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone – your voting form will provide you with instructions. If you are returning a paper copy of your proxy, it must be delivered to the Secretary either in person, by mail, or by messenger, and it must be received by the Secretary not less than forty-eight (48) hours prior to the date of the Annual Meeting.

TWIN DISC, INCORPORATED 2025 ANNUAL REPORT | PROXY | 41

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by October 29, 2025 at 11:59 P.M., Central time.

Online Go to www.investorvote.com/TWINor scan the QR code — login details are located in the shaded bar below

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/TWIN

2025 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proposals — THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” PROPOSALS 1, 2 AND 3.
1.	Election of Directors:
01 - John H. Batten	02 - Juliann Larimer	03 - Kevin M. Olsen

Mark here to vote FOR all nominees	Mark here to WITHHOLD vote from all nominees
	01	02	03
For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

		For	Against	Abstain			For	Against	Abstain
2.	To consider an advisory vote to approve the compensation of the Corporation’s Named Executive Officers.				3.	To ratify the appointment of RSM US LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending June 30, 2026.

Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

1 U P X

046DFB

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders to be held October 30, 2025.

The Proxy Statement and Annual Report on Form 10-K are available at: http://ir.twindisc.com/proxy

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

TWIN DISC, INCORPORATED

Annual Meeting of Shareholders – October 30, 2025

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Janet P. Giesselman and David W. Johnson and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Twin Disc, Incorporated Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Twin Disc, Incorporated to be held Thursday, October 30, 2025 at 2:00 P.M., local time, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES SPECIFIED IN ITEM 1; “FOR” THE APPROVAL OF THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS; AND “FOR” THE RATIFICATION OF RSM US LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE CORPORATION’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2026.

(Items to be voted appear on reverse side)

Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

2025 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proposals — THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” PROPOSALS 1, 2 AND 3.
1.	Election of Directors:
01 - John H. Batten	02 - Juliann Larimer	03 - Kevin M. Olsen

Mark here to vote FOR all nominees	Mark here to WITHHOLD vote from all nominees
	01	02	03
For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

		For	Against	Abstain			For	Against	Abstain
2.	To consider an advisory vote to approve the compensation of the Corporation’s Named Executive Officers.				3.	To ratify the appointment of RSM US LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending June 30, 2026.

Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

1 U P X

046DFB

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders to be held October 30, 2025.

The Proxy Statement and Annual Report on Form 10-K are available at: http://ir.twindisc.com/proxy

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

TWIN DISC, INCORPORATED

Annual Meeting of Shareholders – October 30, 2025

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Janet P. Giesselman and David W. Johnson and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Twin Disc, Incorporated Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Twin Disc, Incorporated to be held Thursday, October 30, 2025 at 2:00 P.M., local time,  or at any adjournment or postponement  thereof,  with all powers which the undersigned would possess  if present at the Meeting.

THIS PROXY  WHEN PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER  DIRECTED HEREIN BY THE UNDERSIGNED  SHAREHOLDER. IF NO DIRECTION IS MADE,  THIS PROXY  WILL BE  VOTED “FOR”   THE ELECTION OF ALL NOMINEES  SPECIFIED  IN ITEM 1; “FOR”   THE APPROVAL  OF THE ADVISORY  VOTE TO APPROVE THE COMPENSATION OF THE CORPORATION’S NAMED EXECUTIVE OFFICERS; AND “FOR”  THE RATIFICATION OF RSM US LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE CORPORATION’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE  30, 2026.

(Items to be voted appear on reverse side)